UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 8, 2023

VERTEX ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-11476	94-3439569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Gemini Street Suite 250 Houston, Texas	77058
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 660-8156

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	VTNR	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 8, 2023, Vertex Refining Alabama LLC, a wholly-owned subsidiary of Vertex Energy, Inc. (“Vertex” or the “Company”), and Macquarie Energy North America Trading Inc. (“Macquarie”), entered into Amendment No. 3 to Supply and Offtake Agreement (“Amendment No. 3”). Amendment No. 3 amended that certain April 1, 2022 Supply and Offtake Agreement entered into between Vertex and Macquarie (as amended from time to time, the “Supply and Offtake Agreement”), to, among other things, include a certain additional hydrocarbon storage tank located at the Center Point Chickasaw Terminal, located in Chickasaw, Alabama (the “Product Tanks”) as an Included Product Tank under and as defined in the Supply and Offtake Agreement. The Product Tank has a storage capacity of approximately 120,000 barrels. In connection with Amendment No. 3, the Company entered into certain ancillary agreements with Macquarie and the owners/operator of the Product Tank, providing Macquarie with, among other things, certain storage rights with respect to the Product Tank and related consents and acknowledgments with respect to the Product Tank and Macquarie’s usage of such tanks.

The foregoing description of Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 3, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated into this Item 1.01 by reference in its entirety.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

10.1*+	Amendment No. 3 to Supply and Offtake Agreement dated and effective December 8, 2023, between Vertex Refining Alabama LLC and Macquarie Energy North America Trading Inc.
104	Inline XBRL for the cover page of this Current Report on Form 8-K

*	Filed herewith.

+	Certain schedules, annexes and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request; provided, however that Vertex Energy, Inc. may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX ENERGY, INC.

Date: December 13, 2023	By:	/s/ Chris Carlson
Chris Carlson
Chief Financial Officer